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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 19, 2015, except for Note 15(b) as to which the date is October 30, 2015, in the Registration Statement (Form S-1 No. 333-207367) and related Prospectus of Voyager Therapeutics, Inc. dated October 30, 2015.

Boston, Massachusetts
October 30, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm